                            M.S.D. & T. FUNDS, INC.
                                (the "Company")

                              Growth & Income Fund
                               Equity Income Fund
                               Equity Growth Fund
                           International Equity Fund
                          Diversified Real Estate Fund

                       Supplement Dated January 29, 2001
                     To Prospectus Dated September 1, 2000


New Sub-Advisers for International Equity Fund
----------------------------------------------

     At a meeting held on October 27, 2000, the Board of Directors of the Company (the "Board") voted to terminate the Sub-Advisory Agreement between Mercantile-Safe Deposit & Trust Company ("Mercantile") and BlackRock International Ltd. ("BlackRock") with respect to the Company's International Equity Fund (the "Fund"), effective as of the close of business on January 26, 2001. At a meeting held on January 12, 2001, the Board approved the appointment of Morgan Stanley Dean Witter Investment Management Limited ("MSDW Investment Management") and Julius Baer Investment Management Inc. ("Julius Baer") as the new sub-advisers for the Fund, subject to the approval of sub-advisory agreements. At a meeting held on January 26, 2001, the Board approved (i) an Interim Sub-Advisory Agreement between Mercantile and MSDW Investment Management with respect to the Fund and an Interim Sub-Advisory Agreement between Mercantile and Julius Baer with respect to the Fund (the "Interim Sub-Advisory Agreements") and (ii) a Sub-Advisory Agreement between Mercantile and MSDW Investment Management with respect to the Fund and a Sub-Advisory Agreement between Mercantile and Julius Baer with respect to the Fund (the "New Sub-Advisory Agreements"). Each Interim Sub-Advisory Agreement became effective as of immediately after the close of business on January 26, 2001 and contains similar terms and conditions as the Sub-Advisory Agreement with BlackRock, including the same sub-advisory fee rate. Each New Sub-Advisory Agreement will be submitted to shareholders of the Fund for approval at a special meeting of shareholders currently scheduled for April 27, 2001. If shareholders of the Fund approve the New Sub-Advisory Agreements, then the Interim Sub-Advisory Agreements will automatically terminate.

     As a result of this change in sub-advisers, the Prospectus is revised as follows:

     1. The second and third paragraphs under the heading "International Equity Fund - Principal Investment Strategies" on page 9 of the Prospectus are deleted and replaced by the following:

          "As further described below under "Management of the Company," the Fund uses a multi-manager approach. Subject to the approval of the Company's Board of Directors, Mercantile selects one or more sub-advisers to manage the Fund's assets. Morgan Stanley Dean

Witter Investment Management Limited ("MSDW Investment Management") and Julius Baer Investment Management Inc. ("Julius Baer") each currently serves as sub-adviser to a portion of the Fund's assets (the "Sub-Advisers"). Mercantile monitors the performance of the Sub-Advisers and, to the extent it deems appropriate to achieve the Fund's investment objective, may change the allocation of assets between the Sub-Advisers.

          In managing its portion of the Fund, MSDW Investment Management attempts to achieve the Fund's investment objective by utilizing a disciplined bottom-up approach to investing that seeks to identify securities of undervalued issuers. MSDW Investment Management selects issuers from a universe comprised of approximately 2,600 companies in markets outside the United States. The investment process is value-driven and based on individual stock selection. In assessing investment opportunities, MSDW Investment Management considers value criteria with an emphasis on cash flow and the intrinsic value of company assets. Securities which appear to be undervalued according to these criteria are then subjected to in-depth fundamental analysis. MSDW Investment Management conducts a thorough investigation of the issuer's balance sheet, cash flow and income statement, including product competitiveness, market positioning and industry structure, and assesses the company's business franchise. Meetings with senior company management are integral to the investment process. In deciding whether to sell a particular security, MSDW Investment Management considers a number of factors, including changes in a company's prospects, financial condition and/or industry position as well as general economic and market conditions.

          In managing its portion of the Fund, Julius Baer attempts to achieve the Fund's investment objective by choosing securities in industries and companies it believes are experiencing favorable demand for their products and services. Julius Baer considers companies with above average earnings potential, companies that are undergoing dramatic change and companies that are market leaders in developing industries. Other considerations include expected levels of inflation, government policies or actions, currency relationships and prospects for economic growth in a country or region. Julius Baer will sell a security if, as a result of changes in the economy of a particular country or region, it believes that holding the security is no longer consistent with the Fund's investment objective. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the company that issued the security."

     2. The sidenote "Sub-Adviser/Portfolio Manager" on page 9 of the Prospectus is deleted.

     3. The section entitled "Sub-Adviser" under the heading "Management of the Company" on pages 23-24 of the Prospectus is deleted and replaced with the following:

          "Sub-Advisers

          Mercantile serves as investment adviser to the International Equity Fund using a multi-manager approach. This approach permits the Adviser to select sub-advisers, subject to the approval of the Company's Board of Directors, and to allocate the Fund's assets between them. When determining how to allocate Fund assets between sub-advisers, Mercantile considers a number of factors, including the sub-adviser's investment style and performance record as well as the characteristics of the sub-adviser's typical portfolio investments. Mercantile monitors the performance of each sub-adviser and the Fund and, to the extent it deems appropriate to achieve the Fund's investment objective, may change the allocation of Fund assets between the sub-advisers.

          The assets of the International Equity Fund currently are managed in part by MSDW Investment Management and in part by Julius Baer. Each Sub-Adviser is responsible for the management of that portion of the Fund's assets allocated to that Sub-Adviser in accordance with the Fund's investment objective and policies and subject to the supervision of Mercantile and the Company's Board of Directors. For its services, each Sub-Adviser receives a quarterly fee from Mercantile based on that portion of the Fund's average daily net assets allocated to that Sub-Adviser.

          MSDW Investment Management, a subsidiary of Morgan Stanley Dean Witter & Co., is located at 25 Cabot Square, Canary Wharf, London E14 4QA England.
MSDW Investment Management had approximately $30 billion in assets under management at September 30, 2000 and, together with its other institutional investment management affiliates, had approximately $175 billion in assets under management at September 30, 2000.

          Dominic Caldecott, the Chief Investment Officer and a Managing Director of MSDW Investment Management, and Peter Wright, a Senior Portfolio Manager and a Managing Director of MSDW Investment Management's International Equity Program, are responsible for the day-to-day management of that portion of the Fund's assets allocated to MSDW Investment Management. Prior to joining Morgan Stanley in 1986, Mr. Caldecott worked with GT Management Group in Tokyo and Hong Kong, specializing in Pacific Basin investment management. He is a graduate of New College, Oxford, England. Mr. Wright joined MSDW Investment Management in 1996. From 1993 to 1996 he was an Investment Director and Portfolio Manager with the State of Wisconsin Investment Board and responsible for managing the agency's $2.5 billion International Equity portfolio. Mr. Wright is a graduate of Victoria University of Wellington, New Zealand.

          Julius Baer, a subsidiary of The Julius Baer Group, is located at 330 Madison Avenue, New York, New York 10017. Julius Baer had approximately $9 billion in assets under management at December 31, 2000, and together with its other investment management affiliates, had approximately $80 billion in assets under management at December 31, 2000.

          Richard Pell, Chief Investment Officer and Senior Vice President of Julius Baer since January 1995, and Rudolph-Riad Younes, CFA, Senior Vice President and Head of International Equity with Julius Baer since September 1993, are responsible for the day-to-day management of that portion of the Fund's assets allocated to Julius Baer. Prior to joining Julius Baer, Mr. Pell was Vice President and head of Global Fixed Income at Bankers Trust Company and Mr. Younes was an Associate Director at Swiss Bank Portfolio Management from 1991 to 1993."

     4. The caption "Sub-Adviser to the International Equity Fund" on the inside back cover of the Prospectus and the information under such caption are deleted and replaced with the following:

          "Sub-Advisers to the International Equity Fund:
          Morgan Stanley Dean Witter Investment Management Limited
          London, England

          Julius Baer Investment Management Inc.
          New York, New York"